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                                 UNITED STATES

                     SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) May 21, 1999


                               SpatiaLight, Inc.
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(Exact name of registrant as specified in charter)


New York                          000-19828           16-1360382
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(State or other jurisdiction     (Commission        (IRS Employer
  of incorporation)              File Number)       Identification No.)


9 Commercial Blvd., Suite #200
Novato, California                                                        94949
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(Address of principal executive offices)


Registrant's telephone number, including area code   (415) 883-1693



     (Former name or former address, if changed since last report)

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ITEM 4.  CHANGES IN CERTIFYING ACCOUNTANTS

On May 14, 1999, SpatiaLight, Inc. (the "Company") was informed by Deloitte & Touche LLP ("D&T"), that it had resigned as the Company's Independent Accounting firm. During the Company's two most recent fiscal years and the subsequent interim periods up to the date of termination, there were no disagreements on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedures which, if not resolved to the satisfaction of D&T, would have caused D&T to make reference to the matter in their report. D&T's report on the Company's financial statements for each period for which D&T performed an audit of the Company's financial statements contained no adverse opinion or disclaimer of opinion and was not modified or qualified as to uncertainty, audit scope, or accounting principles. However, such reports did contain a paragraph discussing a Going Concern Uncertainty. The Company has requested D&T to furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. A copy of that letter, dated May 21, 1999 is filed as Exhibit 16.1 to this Form 8-K.

ITEM 7.  EXHIBITS.

         (a)   Financial statements of business acquired.

               Not applicable.

         (b)   Pro forma financial information.

               Not applicable.

         (c)   Exhibits.

    Exhibit
      No.                        Description
      ---                        -----------

     16.1       Letter from Deloitte & Touche LLP


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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          SPATIALIGHT, INC.


Date: May 21, 1999                        By:  /s/ Michael H. Burney
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                                               Michael H. Burney
                                               Chief Executive Officer




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                                 EXHIBIT INDEX



     Exhibit No.                        Description
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            16.1     Letter from Deloitte & Touche LLP




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